UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 11, 2019

BrightSphere Investment Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-230202	47-1121020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Clarendon Street, 53rd Floor Boston, Massachusetts	02116
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (617)-369-7300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	BSIG	New York Stock Exchange
4.800% Notes due 2026	BSIG 26	New York Stock Exchange
5.125% Notes due 2031	BSA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

Completion of Redomestication

As part of the previously announced plan to restructure the BrightSphere corporate group, which consisted of BrightSphere-United Kingdom (as defined below) and its operating subsidiaries (such operating subsidiaries and the holding company collectively, the “BrightSphere Group”), to cause the publicly traded parent company of the BrightSphere Group to be a Delaware corporation (the “Redomestication”), BrightSphere Investment Group Inc., a Delaware corporation (“BrightSphere-Delaware”) and BrightSphere Investment Group plc, a public company limited by shares incorporated under the laws of England and Wales (“BrightSphere-United Kingdom”), received approval (the “Court Approval Order”) from the High Court of Justice of England and Wales (the “High Court”) on July 11, 2019 of a statutory scheme of arrangement under the laws of England and Wales (the “Scheme of Arrangement”) previously approved by BrightSphere-United Kingdom shareholders and pursuant to which all issued ordinary shares in the capital of BrightSphere-United Kingdom as of immediately prior to the effective time of the Scheme of Arrangement would be exchanged on a one-for-one basis for newly issued shares of common stock of BrightSphere-Delaware.

After the close of market trading on July 12, 2019, the Scheme of Arrangement became effective and binding on all shareholders of BrightSphere-United Kingdom, and BrightSphere-United Kingdom became a subsidiary of BrightSphere-Delaware, thereby completing the Redomestication.

As part of the Redomestication and pursuant to a shareholder vote, existing shares of BrightSphere-United Kingdom were exchanged on a one-for-one basis for newly issued shares of common stock of BrightSphere-Delaware immediately prior to the effective time of the Scheme of Arrangement. As a result, all outstanding shareholders of BrightSphere-United Kingdom have become common stockholders of BrightSphere-Delaware.

The issuance of BrightSphere-Delaware common stock in exchange for BrightSphere-United Kingdom ordinary shares pursuant to the Scheme of Arrangement was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Form S-4 (File No. 333-230202), which was declared effective by the SEC on May 31, 2019 (as supplemented or amended, the “Form S-4”). Please refer to the proxy statement/prospectus included in the Form S-4 for additional information about the Redomestication.

Prior to the Redomestication, BrightSphere-United Kingdom’s ordinary shares were registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and listed on the New York Stock Exchange (“NYSE”). BrightSphere-United Kingdom’s ordinary shares were suspended from trading on NYSE at the close of trading on July 12, 2019, and BrightSphere-United Kingdom has requested that NYSE file with the SEC an application on Form 25 to delist the BrightSphere-United Kingdom ordinary shares from NYSE and from registration under Section 12(b) of the Exchange Act. BrightSphere-United Kingdom expects to file a Form 15 with the SEC to terminate the registration under the Exchange Act of BrightSphere-United Kingdom ordinary shares and suspend all of its reporting obligations under Sections 12(g) and 15(d) of the Exchange Act 10 days after the date such Form 25 is filed.

Pursuant to Rule 12g-3(a) under the Exchange Act, BrightSphere-Delaware is the successor issuer to BrightSphere-United Kingdom, BrightSphere-Delaware’s common stock is deemed to be registered under Section 12(b) of the Exchange Act, and BrightSphere-Delaware is subject to the periodic and current reporting requirements of the Exchange Act and the rules and regulations promulgated thereunder. BrightSphere-Delaware hereby reports this succession in accordance with Rule 12g-3(f) under the Exchange Act. BrightSphere-Delaware’s common stock will begin trading on NYSE at the start of trading on July 15, 2019 and will trade under the symbol “BSIG,” which is the same symbol under which BrightSphere-United Kingdom ordinary shares previously traded. The CUSIP number for BrightSphere-Delaware’s common stock is 10948W 103.

Item 1.01	Entry into a Material Definitive Agreement.

On July 11, 2019, in connection with the Redomestication, BrightSphere-Delaware, BrightSphere-United Kingdom (formerly known as OM Asset Management PLC), Wilmington Trust, National Association, as Trustee (the “Trustee”), and Citibank,

N.A., as Securities Administrator (the “Securities Administrator”) entered into the following supplemental indentures (each, a “Supplemental Indenture,” and collectively, “Supplemental Indentures”):

•
the Third Supplemental Indenture, which supplements the Indenture, dated as of July 25, 2016, between BrightSphere-United Kingdom, the Trustee and the Securities Administrator (the “Base Indenture”), as previously supplemented by the First Supplemental Indenture dated as of July 25, 2016 (as so supplemented, the “First Indenture”), with respect to BrightSphere-United Kingdom’s 4.800% Senior Notes due 2026 (the “2026 Notes”); and

•
the Fourth Supplemental Indenture, which supplements the Base Indenture, as previously supplemented by the Second Supplemental Indenture dated as of July 25, 2016 (as so supplemented, the “Second Indenture”), with respect to BrightSphere-United Kingdom’s 5.125% Senior Notes due 2031 (the “2031 Notes”).

Pursuant to the Supplemental Indentures, BrightSphere-Delaware assumed all of the obligations of BrightSphere-United Kingdom under the First Indenture, the Second Indenture, the 2026 Notes and the 2031 Notes.

Effective upon the consummation of the Redomestication, BrightSphere-Delaware assumed all of the obligations of BrightSphere-United Kingdom under the revolving credit facility dated October 15, 2014, among BrightSphere-United Kingdom, Citibank, as administrative agent and issuing bank, and Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated as joint lead arrangers and joint book runners (as amended, the “Credit Facility”).

Also effective upon the consummation of the Redomestication, BrightSphere-Delaware entered into indemnity agreements (the “Indemnity Agreements”) with each of BrightSphere-Delaware’s directors and executive officers. The Indemnity Agreements provide for indemnification of the directors and officers of BrightSphere-Delaware to the fullest extent permitted under Delaware law as it now exists or may in the future be amended, against all expenses, liabilities and loss incurred in connection with their service as a director or officer on behalf of BrightSphere-Delaware. In addition, the Indemnity Agreements provide that, to the fullest extent not prohibited by applicable law, BrightSphere-Delaware shall pay the expenses, including attorneys’ fees, incurred by a director or executive officer of BrightSphere-Delaware, in defending any action, suit or proceeding in advance of its final disposition; provided, that to the extent required by law, such payment of expenses in advance of the final disposition of the action, suit or proceeding shall be made only upon receipt of an undertaking by or on behalf of the person to repay all amounts advanced if it is ultimately determined that such person is not entitled to be indemnified by BrightSphere-Delaware.

The foregoing description of the Indemnity Agreements is a general description only and is qualified in its entirety by reference to the form of the Indemnity Agreement, which is filed as Exhibit 10.1 hereto, and incorporated herein by reference into this Item 1.01.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Pursuant to the Redomestication, as of July 11, 2019, BrightSphere-Delaware assumed BrightSphere-United Kingdom’s obligations under the Credit Facility and outstanding notes, including the 2026 Notes and the 2031 Notes, and certain other obligations and liabilities of BrightSphere-United Kingdom have been transferred to BrightSphere-Delaware.

The information set forth in the Introductory Note and Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.03	Material Modification to the Rights of Security Holders.

The information set forth in the Introductory Note and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Directors and Officers

In connection with the completion of the Redomestication, the directors and executive officers of BrightSphere-United Kingdom immediately prior to the completion of the Redomestication became the directors and executive officers of BrightSphere-Delaware. In addition, following completion of the Redomestication, BrightSphere-Delaware replicated the committees of the board of directors, and the membership thereof, which previously were in place for BrightSphere-United Kingdom. Information regarding BrightSphere’s directors, executive officers and committee members is included in BrightSphere-Delaware’s proxy statement/prospectus included in the Form S-4 filed with the SEC on May 31, 2019 under the heading “Management of BrightSphere-Delaware” and is incorporated herein by reference.

Amended Equity Plans

Upon the consummation of the Redomestication, BrightSphere-Delaware adopted and assumed the BrightSphere Investment Group plc 2017 Equity Incentive Plan (the “2017 Employee Plan”) and the BrightSphere Investment Group plc Non-Employee Directors’ Equity Incentive Plan (the “NED Plan” and, together with the 2017 Employee Plan, the “Equity Plans”), and the amendment and restatement of the Equity Plans (the “Restated Employee Plan” and the “Restated NED Plan,” respectively, and together the “Restated Equity Plans”). The Restated Equity Plans provide, among other things, that the securities issuable in connection with awards thereunder will be shares of common stock of BrightSphere-Delaware rather than ordinary shares of BrightSphere-United Kingdom. A description of the material terms of the Restated Equity Plans is included in BrightSphere-Delaware’s proxy statement/prospectus included in the Form S-4 filed with the SEC on May 31, 2019 under the heading “Adoption, Assumption, and Restatement of Equity Plans.”

Option Award Agreement

Upon the consummation of the Redomestication, BrightSphere-Delaware adopted and assumed the Option Award Agreement, effective as of December 30, 2018 between BrightSphere-United Kingdom and Guang Yang. The grant of options was offered as a material inducement to Mr. Yang’s hiring as President and Chief Executive Officer of BrightSphere-United Kingdom, and was approved by BrightSphere-United Kingdom’s Compensation Committee in reliance on the employment inducement exemption under the New York Stock Exchange’s Listed Company Manual Rule 303A.08.

Director Compensation

Upon the consummation of the Redomestication, BrightSphere-Delaware adopted and assumed the NED Plan and the Restated NED Plan. The terms of the Restated NED Plan are substantially the same as the terms of the NED Plan maintained by BrightSphere-United Kingdom immediately prior to the Redomestication. A description of the material terms of the Restated NED Plan is included in BrightSphere-Delaware’s proxy statement/prospectus included in the Form S-4 filed with the SEC on May 31, 2019 under the heading “Adoption, Assumption, and Restatement of Equity Plans.”

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Redomestication, BrightSphere-Delaware filed an Amended and Restated Certificate of Incorporation on July 12, 2019, a copy of which is attached hereto as Exhibit 3.1 (the “Certificate of Incorporation”) and incorporated herein by reference. In addition, BrightSphere-Delaware adopted Amended and Restated Bylaws on July 12, 2019, a copy of which is attached hereto as Exhibit 3.2 (the “Bylaws”). The summary of the material terms of the Certificate of Incorporation and Bylaws of BrightSphere-Delaware are described under the heading “Description of BrightSphere-Delaware Capital Stock” under Item 8.01 below and are incorporated into this Item 5.03 by reference.

Such descriptions do not purport to be complete and are qualified in their entirety by reference to the full text of the Certificate of Incorporation and Bylaws, copies of which are attached hereto as Exhibits 3.1 and 3.2 hereto, respectively, each of which is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On July 15, 2019, BrightSphere-Delaware issued a press release announcing the consummation of the Redomestication, a copy of which is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of BrightSphere Investment Group Inc., adopted as of July 12, 2019.

3.2	Amended and Restated Bylaws of BrightSphere Investment Group Inc., adopted as of July 12, 2019.

10.1	Form of Indemnity Agreement.

10.2	BrightSphere Investment Group Inc. Equity Incentive Plan.

10.3	BrightSphere Investment Group Inc. Non-Employee Directors’ Equity Incentive Plan.

10.4
Option Award Agreement, effective as of December 30, 2018, between BrightSphere Investment Group plc and Guang Yang (incorporated by reference to Exhibit 4.1 of BrightSphere Investment Group plc’s Form S-8 filed with the SEC on January 2, 2019).

99.1	BrightSphere Investment Group Inc. Press Release, dated July 15, 2019.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Date: July 15, 2019

BrightSphere Investment Group Inc.

By:	/s/ Guang Yang
Name:	Guang Yang
Title:	Chief Executive Officer